Financial risk management objectives and policies	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial risk management objectives and policies
Financial risk management objectives and policies
The Group's financial instruments comprise bank and other loans, senior loan notes, derivatives and trade payables. Other than derivatives, the main purpose of these financial instruments is to raise finance for the Group's operations. The Group also has various financial assets such as trade receivables and cash and cash equivalents, which arise directly from its operations.
A Treasury Committee, chaired by the Chief Financial Officer, oversees the implementation of the Group's hedging policies, including the risk management of currency and aluminum risks and the use of derivative financial instruments.
It is not the Group's policy or business activity to trade in derivatives. They are only used to hedge underlying risks occurring as part of the Group's normal operating activities.
The main risks arising from the Group's financial instruments are cash flow interest rate risk, liquidity risk, foreign currency translation and transaction risk, aluminum price risk and credit risk on trade receivables.
The Group regularly enters into forward currency contracts to manage currency risks and when considered suitable will use other financial derivatives to manage commodity and interest rate risks.
Interest rate risk
The Group has exposure to variable interest rates when it draws down on the revolving credit facilities. As a result of this exposure, the Group may decide to hedge interest payable based on a combination of forward rate agreements, interest rate caps and swaps. It has also used fixed rate debt within its financing structure to mitigate volatility in interest rate movements as disclosed in Note 21. If the interest rates were to change by 1%, based on the balance on the revolving credit facilities at December 31, 2017, this would impact the interest cost by approximately $0.2 million.
Total debt and debt funding to joint ventures and associates, at December 31, 2017, all related to fixed interest rate debt and so there was no interest rate risk at that date.
Liquidity risk
To understand and monitor cash flows, the Group uses a combination of a short-term rolling six week cash forecast, based on expected daily liquidity requirements and longer term monthly rolling forecasts, covering forecast periods of between 6 and 18 months forward. The Group also prepares, at least annually, a longer-term strategic cash forecast. Together this system of control is used to ensure the Group can fund its ongoing operations, including working capital, capital expenditure and interest payments and to ensure that bank covenant targets will be met. Short and medium term changes in liquidity needs are funded from the Group's $150 million revolving bank facility, as disclosed in Note 21, which provides the ability to draw down and repay funds on a daily basis. In monitoring liquidity requirements and planning its working capital and capital expenditure programs, the Group aims to maintain a sufficiently prudent level of headroom against its banking facilities and forecast covenant position as protection against any unexpected or sudden market shocks.
The Group also uses forecasts to manage the compliance with any associated covenant tests in relation to the Group's financing arrangements. The Group is subject to maintaining net debt to EBITDA levels of below three times, EBITDA to net interest above four times, and a number of other debt service tests which include EBITDA, taxation, capital expenditure and pension payments.
The Group has been in compliance with the covenants under the Loan Notes due 2018, 2021, 2023 and 2026 and the banking facilities throughout all of the quarterly measurement dates from and including September 30, 2011 to December 31, 2017.
The maturity of the Group's liabilities is also monitored to ensure sufficient funds remain available to meet liabilities as they fall due. The table below summarizes the maturity profile of the Group's financial liabilities at December 31, based on contractual payments.

	December 31, 2017				December 31, 2016
	Within 12 months	1-5 years	> 5 years	Total	Within 12 months	1-5 years	> 5 years	Total
	$M	$M	$M	$M	$M	$M	$M	$M
Loan Notes due 2018	15.0	—	—	15.0	—	15.0	—	15.0
Loan Notes due 2021	—	25.0	—	25.0	—	25.0	—	25.0
Loan Notes due 2023	—	—	25.0	25.0	—	—	25.0	25.0
Loan Notes due 2026	—	—	25.0	25.0	—	—	25.0	25.0
Revolving credit facility	—	21.3	—	21.3	—	32.8	—	32.8
Deferred contingent consideration	0.5	0.2	—	0.7	—	1.5	—	1.5
Deferred consideration	0.3	—	—	0.3	1.3	—	—	1.3
Trade payables	28.4	—	—	28.4	24.0	—	—	24.0
Accruals	29.7	1.5	—	31.2	20.4	—	—	20.4
Interest payable	0.4	—	—	0.4	0.2	—	—	0.2
Derivative financial instruments	1.5	0.4	—	1.9	5.2	0.6	—	5.8
Overdrafts	4.2	—	—	4.2	—	—	—	—
	80.0	48.4	50.0	178.4	51.1	74.9	50.0	176.0

The table below summarizes the maturity profile of the Group's financial liabilities at December 31 based on contractual undiscounted payments. Interest rates on the Group's variable rate debt have been based on a forward curve.

	December 31, 2017	December 31, 2016
	$M	$M
Undiscounted contractual maturity of financial liabilities:
Amounts payable:
Within 12 months	84.5	56.4
1-5 years	63.6	90.5
> 5 years	54.9	57.4
	203.0	204.3
Less: future finance charges	(24.6)	(28.3)
	178.4	176.0

Capital risk management
The capital structure of the Group consists of shareholders' equity, debt and cash and cash equivalents. For the foreseeable future, the Board will maintain a capital structure that supports the Group's strategic objectives through:

•	Managing funding and liquidity;

•	Optimizing shareholder return; and

•	Maintaining a strong, investment-grade credit rating
The Group monitors its adjusted EBITDA, as reconciled in the table below, for continuing activities to net debt ratio. The table below sets out the calculations for 2017, 2016 and 2015:

	2017		2016		2015
	$M		$M		$M
For continuing operations:
Operating profit	19.3		35.8		37.9
Deduct:
Profit on sale of redundant site (Note 5)	(0.4)		(2.1)		—
Changes to defined benefit pension plans (Note 5)	—		(0.6)		(18.0)
Add back:
Restructuring and other expense (Note 5)	21.6		2.2		22.4
Loss on disposal of property, plant and equipment	0.1		0.2		—
Other share based compensation charges	2.2		1.4		1.3
Depreciation and amortization	19.0		18.4		18.6
Adjusted EBITDA	61.8		55.3		62.2

Bank and other loans	108.8		121.0		131.6
Total debt	108.8		121.0		131.6
Less: Cash and cash equivalents	(13.3)		(13.6)		(36.9)
Add: Overdrafts	4.2		—		—
Add: Restricted cash	0.7		—		—
Net debt	100.4		107.4		94.7
Net debt: Adjusted EBITDA ratio	1.6	x	1.9	x	1.5	x

Reconciliation of net debt

	Cash at bank and in hand	Overdrafts	Bank and other loans due within one year	Bank and other loans due after one year	Total
	$M	$M	$M	$M	$M
Net debt at January 1, 2016	(36.9)	—	—	131.6	94.7
Cash flows	21.4	—	—	(9.0)	12.4
Foreign exchange adjustments	1.9	—	—	(2.1)	(0.2)
Other non-cash movements	—	—	—	0.5	0.5
Net debt at January 1, 2017	(13.6)	—	—	121.0	107.4
Cash flows	6.5	—	—	(14.5)	(8.0)
Reclassification	(4.2)	4.2	14.9	(14.9)	—
Foreign exchange adjustments	(2.0)	—	—	1.7	(0.3)
Restricted cash	0.7	—	—	—	0.7
Other non-cash movements	—	—	0.1	0.5	0.6
Net debt at December 31, 2017	(12.6)	4.2	15.0	93.8	100.4

Credit risk
The Group only provides trade credit to creditworthy third parties. Credit checks are performed on new and existing customers along with monitoring payment histories of customers. Outstanding receivables from customers are closely monitored to ensure they are paid when due, with both outstanding overdue days and total days of sales outstanding reported as a business unit key performance measure. Where possible sales are also protected through the use of credit insurance. At December 31, 2017, the Group has a provision for bad and doubtful debtors of $4.1 million (2016: $2.1 million) and a charge of $2.7 million (2016: $1.3 million) has been made to the consolidated income statement in relation to bad debts recognized in 2017.
The analysis of trade receivables that were past due but not impaired is as follows:

		Neither past due nor impaired	Past due but not impaired
	Total		< 31 days	31-60 days	61-90 days	91-121 days	> 121 days
	$M	$M	$M	$M	$M	$M	$M
At December 31, 2017	54.0	37.3	11.0	3.2	1.7	0.8	—
At December 31, 2016	40.5	33.4	5.5	1.0	0.5	0.1	—

The Group also monitors the spread of its customer base with the objective of trying to minimize exposure at a Group and divisional level to any one customer. The top 10 customers in 2017 represented 25% (2016: 27% and 2015: 27%) of total revenue. There were no customers in 2017, 2016 or 2015 that represented over 10% of total revenue.
Foreign currency translation risk
With substantial operations in Europe, the Group is exposed to translation risk on both its consolidated income statement, based on average exchange rates, and its balance sheet with regards to period end exchange rates.
The Group's results and net assets are reported by geographic region in Note 2. This analysis shows in 2017 the Group had revenue of $139.5 million derived from U.K. operations, an operating loss of $5.1 million and when deducting profit on sale of a redundant site and adding back restructuring and other expense, share based compensation, and depreciation and amortization, an adjusted EBITDA of $16.2 million. During 2017, the average exchange rate for GBP sterling was £0.7682 compared to the 2016 average of £0.7438. This resulted in a negative impact of $4.4 million on revenue, $0.2 million on operating profit and $0.5 million on adjusted EBITDA. Based on the 2017 level of sales and profits a weakening in GBP sterling leading to a £0.05 increase in the GBP sterling to U.S. dollar exchange rate would result in a decrease of $8.5 million in revenue, $0.3 million in operating loss and $1.0 million in adjusted EBITDA.
The capital employed at December 31, 2017 in the U.K. was $81.8 million translated at an exchange rate of £0.7401. A £0.05 change in exchange rates would change capital employed by approximately $5.2 million.
During 2017, the average exchange rate for the Euro was €0.8788, compared to the 2016 average of €0.9061. This resulted in a positive impact of $0.9 million on revenue, nil on operating profit and $0.1 million on adjusted EBITDA. Based on the 2017 level of sales and profits a weakening in the Euro leading to a €0.05 increase in the Euro to U.S. dollar exchange rate would result in a decrease of $1.5 million in revenue, no change to operating profit and $0.1 million in adjusted EBITDA.
Foreign currency transaction risk
In addition to currency translation risk, the Group incurs currency transaction risk whenever one of the Group's operating subsidiaries enters into either a purchase or sales transaction in a currency other than its functional currency. Currency transaction risk is reduced by matching sales revenues and costs in the same currency. The Group's U.S. operations have little currency exposure as most purchases, costs and revenues are conducted in U.S. dollars. The Group's U.K. operations are exposed to exchange transaction risks, mainly because these operations sell goods priced in Euros and U.S. dollars, and purchase raw materials priced in U.S. dollars. The Group also incurs currency transaction risk if it lends currency other than its functional currency to one of its joint venture partners.
The U.K. operations within the Group have approximately $14.0 million net sales risk after offsetting raw material purchases made in U.S. dollars and a substantial Euro sales risk, with approximately $54.0 million of exports priced in Euros. These risks are being partly hedged through the use of forward foreign currency exchange rate contracts, but we estimate that in 2017 our Elektron division has incurred a transaction gain of $5.6 million, and the transaction impact at our Gas Cylinders division was a gain of $2.4 million.
Based on a $14.0 million net exposure to the U.S. dollar, a $0.10 increase in exchange rates would have a $1.1 million annual decrease in Group operating profit and based on a €54.0 million Euro sales risk a €0.10 increase in exchange rates would have a $5.5 million annual decrease in Group operating profit.
Commodity price risks
The Group is exposed to a number of commodity price risks, including primary aluminum, magnesium, rare earth chemicals, zircon sand and other zirconium basic compounds. All have been subject to substantial increases in recent years. Historically the two largest exposures to the Group have been the prices of aluminum and magnesium and the Group will spend annually approximately $80 million to $100 million on these two raw materials.
Unlike the other major commodities purchased, aluminum is traded on the London Metal Exchange ("LME") and therefore the Group is able to use LME derivative contracts to hedge a portion of its price exposure. In 2017 the Group purchased approximately 12,500 metric tons of primary aluminum. The processed waste can be sold as scrap aluminum at prices linked to the LME price. The price risk on aluminum is mitigated by the use of LME derivative contracts. At December 31, 2017, the Group had hedged 32% of its main primary aluminum requirements for 2018. Before hedging the risk, a $100 increase in the LME price of aluminum would increase our Gas Cylinders division's costs by approximately $1.3 million.
In the long-term, the Group has sought to recover the cost of increased commodity costs through price increases and surcharges. Any hedging of aluminum risk is performed to protect the Group against short-term fluctuations in aluminum costs.
In 2017 the Group purchased approximately 6,000 metric tons of primary magnesium. Magnesium is not traded on the LME so we are not able to maintain a hedge position of its price exposure.
The Group purchases various rare earth chemicals which it uses in the production of various materials produced by its Elektron division and when these chemicals became subject to significant price volatility it used surcharges on its products to maintain its product margins.